UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  September 26, 2001
                                                         ------------------


                                  VSOURCE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Delaware                  000-30326              77-0557617
         --------                   ---------              ----------
(State or other jurisdiction    (Commission File    (IRS Employer Identification
      of incorporation)             Number)                   No.)


           5740 Ralston Street, Suite 110, Ventura, California  93003
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code:  (805) 677-6720
                                                            --------------


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Item  5.  Other  Events.
          -------------

          On September 26, 2001, Vsource, Inc. (the "Registrant") announced that it had entered into a non-binding memorandum of understanding with Gateway Inc. ("Gateway") appointing the Registrant as the exclusive service and support provider for existing Gateway customers in Asia-Pacific. Per the terms of the memorandum, which is subject to negotiation and execution of a definitive agreement, the Registrant will be responsible for providing technical support, field repair services and spare parts supply in Japan, Hong Kong, Malaysia, Singapore, Australia, New Zealand, and other Asia-Pacific countries. The Registrant further announced that, following Gateway's announcements regarding the closure of its operations in the Asia-Pacific region, the Registrant had halted all sales of Gateway products in Hong Kong and Singapore, had closed its Gateway stores in those markets and was reassigning or reducing staff associated with its reseller operations.

          Also on September 26, 2001, the Registrant released its financial results for its second quarter and the six months ended July 31, 2001. The Registrant further announced that its Form 10-Q for the quarter ended July 31, 2001 had been filed on a delinquent basis and it had received a letter dated September 21, 2001 from NASDAQ stating that the delinquent filing will be added to the issues to be considered at the Registrant's oral hearing before a NASDAQ Listing Qualifications Panel on September 28, 2001 regarding the delisting of the Registrant's shares from the NASDAQ National Market System. Because of the filing delinquency, the Registrant's trading symbol was changed from VSRC to VSRCE, effective September 24, 2001. In addition, the Registrant announced that it had restated its financial statements for the year ended January 31, 2001 and the quarter ended April 30, 2001 in order to reclassify its Series 1-A and Series 2-A Convertible Preferred Stock from shareholders' deficit to a separate equity category, preferred stock, between liabilities and shareholders' deficit, and to take a non-cash beneficial conversion feature charge of $996,707 with respect to warrants attached to the Registrant's Series 2-A Convertible Preferred Stock. Such restatements would not have any effect on the Registrant's cash position.

          The press release of the Registrant dated as of September 26, 2001 regarding the Gateway memorandum of understanding is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The press release of the Registrant dated as of September 26, 2001 regarding the release of its financial results, delinquent filing and restatement of previous financial statements is attached as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

Item  7.     Financial  Statements  and  Exhibits.
             ------------------------------------

(c)      Exhibits.
         --------

99.1     Press  Release  of  Vsource,  Inc.  dated  as  of  September  26, 2001.
99.2     Press  Release  of  Vsource,  Inc.  dated  as  of  September  26, 2001.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VSOURCE,  INC.
                                            (Registrant)


Dated:  September 28, 2001                  By: /s/  Sandford  T.  Waddell
                                                --------------------------
                                                Sandford  T.  Waddell
                                                Chief  Financial  Officer


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                                  EXHIBIT INDEX


Exhibit  No.            Description
------------            -----------

99.1                    Press  Release
99.2                    Press  Release



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